Jeffrey C. Smith, Chairman and CEO

Tim Conley, CFO

Trusted Internet Communication

Tumbleweed Update

Safe Harbor Statement

This presentation and the accompanying speaker’s remarks may contain forward-
looking statements made in reliance on the Safe Harbor provisions of the Private
Securities Litigation Reform Act of 1995.  These factors are described in the Safe
Harbor statement below.

Except for the historical information contained herein, the matters discussed in this presentation may constitute forward-looking statements that involve risks and uncertainties which could cause actual results to differ materially from those projected, particularly with respect to the future growth of Tumbleweed’s business.  In some cases, forward-looking statements can be identified by terminology such as “may,”
“will,” “should,” “potential,” “continue,” “expects,” “anticipates,” “intends,” “plans,”
“believes,” “estimates,” etc.

For further cautions about the risks of investing in Tumbleweed, we refer you to the documents Tumbleweed files from time to time with the SEC, particularly
Tumbleweed's Form 10-K filed March 16, 2005 and Form 10-Q filed May 10, 2005.

We assume no obligation to correct or update information contained in this presentation.

Tumbleweed Overview

1,100+ enterprise customers

Fifth generation products backed by patents

300 Employees World Wide

$45M in Trailing Revenue

NASDAQ ‘TMWD’

Tumbleweed Provides

Secure Communication Solutions

For Businesses And Government Agencies

Tumbleweed

verizon
JPMorganChase
SAFEWAY
GM
SMITH BARNEY citigroup
McKESSON Empowering Healthcare
DHL
FDA
WELLS FARGO
Aetna
PRUDENTIAL
Bank of America
Telewest Business
perotsystems
National Semiconductor The Sight & Sound of Information
UNITED STATES NAVY
JOHN DEERE
BlueCross BlueShield of North Carolina

THE LEADER IN COMMUNICATION SECURITY

Customer Growth

0

200

400

600

800

1000

1200

2001

2002

2003

2004

1100

700

500

400

Financial Progress

$(20,000,000)

$-

$20,000,000

$40,000,000

$60,000,000

$(0.50)

$(0.45)

$(0.40)

$(0.35)

$(0.30)

$(0.25)

$(0.20)

$(0.15)

$(0.10)

$(0.05)

$-

Revenue

$25,525,000

$30,595,000

$43,390,000

Cash-flow from Ops

$(11,300,000)

$(8,116,000)

$400,000

non-GAAP EPS

$(0.46)

$(0.13)

$(0.06)

2002

2003

2004

Source – Tumbleweed, Gartner, IDC

Expanding Market Reach

25%

25%

30%

20%

Windows

Software

Unix Software

Appliance

Managed

Service

Investments in Standards, Protocols, Unix, and Appliance editions expand
Tumbleweed Market Reach

ST Appliance and Linux 4.2 Shipped in Q404

ST 4.3 Shipped in Q103

MG Appliance 2.1 Shipped in Q304

MG Edge 1.1 Shipped in Q105

Segmentation by Product

$0

$200

$400

$600

$800

$1,000

$1,200

2004

2005

2006

Addressable

Market

Market Size

Source – Tumbleweed, Gartner, IDC

Expanding Market Reach

50%

30%

10%

10%

North

America

EMEA

Japan

Other

By Tier

By Region

Investments in Europe

EMEA Team Integrated in Q104

Intl Revenue grew to 11% of ’04 vs 5% of ’03

Invests in Reseller Channel Expanding Reach into Mid-Tier Segment

60 Productive Value-Added-Resellers

Reseller Revenue grew to approximately 10% in Q105

30%

40%

30%

Enterprise

Mid Tier

SMB

Tumbleweed

The Future of Email Security
featured analyst firm
Gartner
Inbound Email Security Threats
Viruses & malicious code historically have been the focus
Spam an emerging threat
Approximately 90% of incoming email is spam with volumes increasing
Signature-based anti-virus technology is dying
Directory Harvest Attacks & Denial of Service a common but often undetected problem
Spoofing & Phishing attacks more prevalent
Who is responsible? Network or email admin with increasing intersection of HTTP/email threats and communication technologies like IM
Gartner
Inbound Email Security Threats

EWEEKLABS
eWEEK
Tumbleweed safeguards data

Tumbleweed
The Future of Email Security
Email Security Challenges
Tumbleweed
Email never designed to be secure
Attacks on different levels
Network layer
Mail relay
Content layer
Deeper email analysis requires more processing
Network level firewall
Email level firewall
Email content analysis
Heuristic defensive techniques
Email attacks threat to entire network, requiring a comprehensive defense
Email Security Challenges

NetworkWorld Reprint
Vendor layers-on spam protection
Direct hits

THE LEADER IN COMMUNICATION SECURITY

Building Mindshare

Tumbleweed

Totals

Total Accepted: 33128 (0.43%)	Total DHA Attacks: 28900
Total Blocked: 7620240 (99.57%)	Total DoS Attacks: 38
	Total DoS Alert Triggered: 0

Edge Defense Summary

Accepted (33,128) (0.43%)
DHA (7,170,560) (93.69%)
DoS (4,497) (0.06%)
Invalid Recipients (438,515) (5.73%
DNSBL (0) (0.00%)
Gen. Defense (6,668) (0.09%)
Manual Block (0) (0.00%)

THE LEADER IN COMMUNICATION SECURITY

“Dark Traffic” Threats Are Growing

*Source: Tumbleweed Mailgate Edge Production Customer

Tumbleweed

USA TODAY
Tech
Axciom claims tightened security after hack attack
MSNBC News
TECHNOLOGY & SCIENCE
Prominent database company hacked again
FORTUNE
Never Heard Of Acxiom? Chances Are It's Heard Of You.
CIO
FCW.COM
Learn why more IT departments see the future in Intel-based servers.

THE LEADER IN COMMUNICATION SECURITY

The Great Data Heist

Acxiom hacked (Aug ‘03)

Through a single FTP server outside the
firewall

Bank of America tapes lost (Feb ‘05)

Credit card records of 1.2 million federal
employees

Including 60 U.S. senators

Highlights the risk of physically
transferring highly sensitive data

ChoicePoint hacked (Feb ’05)

Identity thieves had stolen vital
information on 145,000 people

DSW hacked (Mar ’05)

Stores' credit card data had been
breached compromising information on
1.4 million people

Ameritrade tape lost (Apr ’05)

Vendor loses a backup tape containing
personal information on 200,000 clients

Enterprise

Email

MailGate

Email Firewall

Verizon Case Study

Verizon Deployment

150,000 users

80% of inbound traffic is spam

Spam, Virus, Content, Compliance, Security, Policy

Application:  Email Security and Policy Compliance

External Users

Internet

WELLS FARGO
Tumbleweed

Security

THE LEADER IN COMMUNICATION SECURITY

Wells Fargo Case Study

Wholesale

Cusotmer

Cash Management

SecureTransport

Wells Back Office

Wholesale

Cusotmer

E-Checks

Application:  Secure Network For Automated Transactions

Business drivers for purchase

Automate File Transfer across Banking Network for ACH, Lockbox,  Wire transfers, etc.

Value propositions

9,000 Wholesale customers on network; adding 300-400 per month

Moving over $1B in money per day

Transfer over 2TB per week

Implementing AS2 and SSH standards to expand network reach